UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☒	Soliciting Material Pursuant to §240.14a-12

GAS NATURAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Christopher J. Hubbert, Esq.

Kohrman Jackson & Krantz LLP

1375 East Ninth Street, 29th Floor

Cleveland, Ohio 44114

216-696-8700

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On May 26, 2016, Gas Natural Inc. issued the following press release:

Gas Natural Inc. Issues Statement Regarding Director Nominations and Proxy Filing by Investor Group Led by Former Chairman

CLEVELAND, OH, May 26, 2016 – Gas Natural Inc. (NYSE MKT: EGAS) (the “Company”), a holding company operating local natural gas utilities serving approximately 68,000 customers in four states, announced today that on May 24 it received notice from a group led by the Company’s former Chairman and CEO ("the Group") of its intention to nominate six candidates comprised of the Group to stand for election to Gas Natural’s Board of Directors at Gas Natural’s 2016 Annual Meeting of Stockholders and requesting repeal of provisions to the Company's Amended and restated Code of Regulations adopted after May 24, 2016. In its notice, the Group indicated that it holds 6,977 shares of Gas Natural’s common stock, or less than one tenth of a percent of 10.5 million total shares outstanding.

Gas Natural issued the following statement:

Gas Natural and its Board of Directors are committed to acting in the best interests of all shareholders to create long-term value. We welcome the views and opinions of shareholders in this regard and will continue to take the actions that we believe will enable us to achieve this objective. We are extremely disappointed that we never received any communications whatsoever from the former Chairman or any representative of his group, until we received the recently delivered notice of nomination, threatening us with a costly and distracting proxy contest and the subsequent filing of a contested proxy statement on May 25, 2016.

Our Board is comprised of six very experienced and highly qualified directors, five of whom are non-employees. Four of our directors joined our Board within the last two years, and all are actively engaged in overseeing management as it executes its plans and strategies for creating long-term value for all our shareholders. Our Board reflects an appropriate balance of institutional knowledge and experience with fresh perspectives and insights.

Since Richard M. Osborne, Sr. was not nominated to stand for reelection in 2014, the Board and management of Gas Natural have been working to disengage the Company from the many related party transactions associated with the former Chairman, to execute plans that would ensure the best use of its capital and to extricate the Company from law suits that are related to the former Chairman and his actions.

Management has effectively repaired relations with its regulators, restored morale throughout the organization and redirected capital investment to improve the opportunity for returns. The Company is in the process of requesting regulatory approvals for a recapitalization/corporate restructuring plan that will facilitate growth going forward. It has right-sized the organization and believes it has made significant progress in its growth strategy.

The Board will formally present its recommended slate of director nominees in Gas Natural’s definitive proxy statement and other materials, to be filed with the U.S. Securities and Exchange Commission and mailed to all stockholders eligible to vote at the 2016 Annual Meeting.

Gas Natural's shareholders are not required to take any action at this time.

Important Additional Information and Where to Find It

Gas Natural, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Gas Natural’s shareholders in connection with the 2016 Annual Meeting. Gas Natural plans to file a proxy statement and accompanying form of GREEN proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2016 Annual Meeting (the “2016 Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING GREEN PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT GAS NATURAL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2016 Proxy Statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. Such information can also be found in Gas Natural’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 15, 2016 and in Gas Natural’s Form 10-K/A, filed with the SEC on April 27, 2016. To the extent holdings of Gas Natural’s securities have changed since the amounts shown in the Form 10-K/A, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the 2016 Proxy Statement and any other documents filed by Gas Natural with the SEC in connection with the 2016 Annual Meeting at the SEC’s website (www.sec.gov), at Gas Natural’s website (www.egas.net) or by writing to the Company’s Corporate Secretary at Gas Natural Inc., 1375 East 9th St. Suite 3100, Cleveland, Ohio 44114, or by calling Gas Natural’s Corporate Secretary at (216) 202-1509.

About Gas Natural Inc.
Gas Natural Inc., a holding company, distributes and sells natural gas to residential, commercial, and industrial customers. It distributes approximately 21 billion cubic feet of natural gas to roughly 68,000 customers through regulated utilities operating in Montana, Ohio, Maine and North Carolina. The Company’s other operations include interstate pipeline, natural gas production, and natural gas marketing. The Company's Montana public utility was originally incorporated in 1909. Its strategy for growth is to expand throughput in its markets, while looking for acquisitions that are either adjacent to its existing utilities or in under saturated markets. Gas Natural Inc. regularly posts information on its website at www.egas.net.

Safe Harbor Regarding Forward-Looking Statements
The Company is including the following cautionary statement in this release to make applicable and to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, Gas Natural Inc. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "anticipates," "estimates," "expects," "intends," "plans," "predicts," "believes" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed. Factors that may affect forward-looking statements and the Company's business generally include, but are not limited to the Company’s ability to consummate the corporate reorganization and debt refinancing on terms that are acceptable to the Company, or at all; the Company's ability to successfully integrate the operations of the companies it has acquired and consummate additional acquisitions; the Company's continued ability to make or increase dividend payments; the Company's ability to implement its business plan, grow earnings and improve returns on investment; fluctuating energy commodity prices; the possibility that regulators may not permit the Company to pass through all of its increased costs to its customers; changes in the utility regulatory environment; wholesale and retail competition; the Company's ability to satisfy its debt obligations, including compliance with financial covenants; weather conditions; litigation risks; and various other matters, many of which are beyond the Company's control; the risk factors and cautionary statements made in the Company's public filings with the Securities and Exchange Commission; and other factors that the Company is currently unable to identify or quantify, but may exist in the future. Gas Natural Inc. expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in Gas Natural Inc.'s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

For more information, contact:

Gas Natural Inc.	Investor Relations
James E. Sprague, Chief Financial Officer	Deborah K. Pawlowski or Karen L. Howard, Kei Advisors LLC
Phone: (216) 202-1564	Phone: (716) 843-3908 / (716) 843-3942
Email: jsprague@egas.net	Email: dpawlowski@keiadvisors.com / khoward@keiadvisors.com

On May 26, 2016, Gas Natural Inc. issued the following letter to its employees:

May 26, 2016

Dear Gas Natural Associates,

On May 24, our Board of Directors received notice from a group led by Gas Natural’s former Chairman and CEO ("the Group") of its intention to nominate six candidates to stand for election to Gas Natural’s Board of Directors at our upcoming 2016 Annual Meeting of Stockholders. The six candidates they nominated comprise the members of the Group.

We want to share some further information and keep you informed of what we are doing in response.

•	In its notice, the Group indicated that it holds 6,977 shares of Gas Natural’s common stock, or less than 0.1% of our 10.5 million total shares outstanding.

•	We filed a press release today, publically stating our position. Basically, we are committed to acting in the best interests of all shareholders to create long-term value. We welcome the views and opinions of shareholders in this regard and will continue to take the actions that we believe will enable us to achieve this objective. We are extremely disappointed that we never received any communications whatsoever from the former Chairman or any representative of the Group.

•	Our Board is comprised of six very experienced and highly qualified directors, five of whom are non-employees. Four of our directors joined our Board within the last two years, and all are actively engaged in overseeing management as it develops its strategy and executes its plans for creating long-term value for all our stockholders. Our Board reflects an appropriate balance of institutional knowledge and experience with fresh perspectives and insights.

•	Since Richard M. Osborne, Sr. was not nominated to stand for reelection in 2014, we have been working to disengage ourselves from the many related party transactions associated with the former Chairman, to execute plans that ensure the best use of our capital and to extricate Gas Natural from lawsuits that were created because of the former Chairman and his actions.

•	We have effectively repaired relations with our regulators and redirected capital to improve the opportunity for returns. We have had to make difficult decisions, including the right-sizing of our organization, and believe we have made significant progress in our growth strategy.

While this announcement will again increase public scrutiny of the Company, we owe it to each other, our partners and our customers not to let this be a disruption. We encourage everyone to continue to conduct business as usual, as we will, providing excellent service to our customers with our focus on safety. We believe in our strategy and business plans and our ability to build long-term value for all of our stakeholders, including all of you, our valued employees. Thanks for your continued focus and commitment.

With warm regards,

Gregory J. Osborne	Michael R. Winter
President and Chief Executive Officer	Chairman of the Board

Safe Harbor Regarding Forward-Looking Statements
The Company is including the following cautionary statement in this release to make applicable and to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, Gas Natural Inc. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "anticipates," "estimates," "expects," "intends," "plans," "predicts," "believes" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed. Factors that may affect forward-looking statements and the Company's business generally include, but are not limited to the Company’s ability to consummate the corporate reorganization and debt refinancing on terms that are acceptable to the Company, or at all; the Company's ability to successfully integrate the operations of the companies it has acquired and consummate additional acquisitions; the Company's continued ability to make or increase dividend payments; the Company's ability to implement its business plan, grow earnings and improve returns on investment; fluctuating energy commodity prices; the possibility that regulators may not permit the Company to pass through all of its increased costs to its customers; changes in the utility regulatory environment; wholesale and retail competition; the Company's ability to satisfy its debt obligations, including compliance with financial covenants; weather conditions; litigation risks; and various other matters, many of which are beyond the Company's control; the risk factors and cautionary statements made in the Company's public filings with the Securities and Exchange Commission; and other factors that the Company is currently unable to identify or quantify, but may exist in the future. Gas Natural Inc. expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in Gas Natural Inc.'s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Important Additional Information and Where to Find It

Gas Natural, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Gas Natural’s shareholders in connection with the 2016 Annual Meeting. Gas Natural plans to file a proxy statement and accompanying form of GREEN proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2016 Annual Meeting (the “2016 Proxy Statement”).

SHAREHOLDERS ARE URGED TO READ THE 2016 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING GREEN PROXY CARD AND ANY OTHER RELEVANT DOCUMENTS THAT GAS NATURAL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2016 Proxy Statement and other materials to be filed with the SEC in connection with the 2016 Annual Meeting. Such information can also be found in Gas Natural’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 15, 2016 and in Gas Natural’s Form 10-K/A, filed with the SEC on April 27, 2016. To the extent holdings of Gas Natural’s securities have changed since the amounts shown in the Form 10-K/A, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.

Shareholders will be able to obtain, free of charge, copies of the 2016 Proxy Statement and any other documents filed by Gas Natural with the SEC in connection with the 2016 Annual Meeting at the SEC’s website (www.sec.gov), at Gas Natural’s website (www.egas.net) or by writing to the Company’s Corporate Secretary at Gas Natural Inc., 1375 East 9th St. Suite 3100, Cleveland, Ohio 44114, or by calling Gas Natural’s Corporate Secretary at (216) 202-1509.